Exhibit 99.2

J&S LEASING, INC. AND

KENESAW LEASING, INC.

COMBINED FINANCIAL STATEMENTS

December 31, 2003

J&S LEASING, INC. AND KENESAW LEASING, INC.

CONTENTS

REPORT OF INDEPENDENT ACCOUNTANTS	1

COMBINED BALANCE SHEETS	2

COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS	3

COMBINED STATEMENTS OF CASH FLOWS	4

NOTES TO COMBINED FINANCIAL STATEMENTS	6

DECOSIMO CERTIFIED PUBLIC ACCOUNTANTS	Joseph Decosimo and Company, PLLC Suite 1100 - Two Union Square Chattanooga, Tennessee 37402 www.decosimo.com

REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors and Stockholder
J&S Leasing, Inc. and Kenesaw Leasing, Inc.
Knoxville, Tennessee

We have audited the accompanying combined balance sheets of J&S Leasing, Inc. and Kenesaw Leasing, Inc. as of December 31, 2003 and 2002, and the related combined statements of income and retained earnings and cash flows for the years then ended. These combined financial statements are the responsibility of the companies' management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of J&S Leasing, Inc. and Kenesaw Leasing, Inc. as of December 31, 2003 and 2002, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Joseph Decosimo and Company, PLLC
Chattanooga, Tennessee
December 23, 2004

J&S LEASING, INC. AND KENESAW LEASING, INC.

COMBINED BALANCE SHEETS

December 31, 2003 and 2002

	2003	2002
ASSETS

Cash	$437,271	$-
Investment in Lease Receivables, net	57,013,958	51,407,523
Repossessed Assets	1,100,042	2,303,285
Equipment Held for Lease	469,713	676,509
Property and Equipment, net	102,403	122,221
Deferred Income Taxes	351,500	268,000
Other Assets	12,523	40,690

TOTAL ASSETS	$59,487,410	$54,818,228

LIABILITIES AND STOCKHOLDER’S EQUITY

LIABILITIES
Bank Overdraft	$-	$90,545
Lines of Credit from Related Party	39,910,818	37,584,299
Accounts Payable and Accrued Expenses	622,990	460,924
Customer Deposits	3,175,026	2,828,181
Sales Tax Payable	41,659	32,355
Due to Related Party	1,696,713	2,754,760

Total Liabilities	45,447,206	43,751,064

STOCKHOLDER’S EQUITY
Common Stock - no par value - 3,000 shares authorized; 200 shares issued	2,000	2,000
Additional Paid-in Capital	1,111,187	1,111,187
Retained Earnings	12,927,017	9,953,977

Total Stockholder's Equity	14,040,204	11,067,164

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$59,487,410	$54,818,228

The accompanying notes are an integral part of the financial statements.

J&S LEASING, INC. AND KENESAW LEASING, INC.

COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS

Years Ended December 31, 2003 and 2002

	2003	2002

REVENUES
Interest and Fees	$8,174,784	7,726,615
Net Gain on Lease Disposals	244,818	211,058
Other Income	6,065	15,939
Total Revenues	8,425,667	7,953,612

EXPENSES
Interest Expense	1,123,958	1,244,558
Provision for Credit Losses	693,811	1,540,858
Salaries and Employee Benefits	1,291,217	1,234,710
Other Operating Expenses	520,541	524,219
Total Expenses	3,629,527	4,544,345

INCOME BEFORE INCOME TAX EXPENSE	4,796,140	3,409,267

Income Tax Expense	1,823,100	1,301,500

NET INCOME	2,973,040	2,107,767

RETAINED EARNINGS - beginning of year	9,953,977	7,846,210

RETAINED EARNINGS - end of year	$12,927,017	$9,953,977

NET INCOME PER SHARE - basic and diluted	$14,865	$10,539

The accompanying notes are an integral part of the financial statements.

J&S LEASING, INC. AND KENESAW LEASING, INC.

COMBINED STATEMENTS OF CASH FLOWS

Years Ended December 31, 2003 and 2002

	2003	2002

OPERATING ACTIVITIES
Net Income	$2,973,040	$2,107,767
Depreciation	45,002	54,653
Amortization	97,719	143,063
Gain on Sale of Assets	(244,818)	(211,058)
Gain on Sale of Repossessions	(6,065)	(15,939)
Provision for Credit Losses	693,811	1,540,858
Unearned Income	(678,187)	993,956
Deferred Income Taxes	(83,500)	72,600
Changes in Operating Assets and Liabilities -
Other Assets	28,167	22,189
Accounts Payable and Accrued Expenses	162,066	53,265
Sales Tax Payable	9,304	6,522
Due to Related Party	(1,058,047)	987,087

Net Cash Flows from Operating Activities	1,938,492	5,754,963

INVESTING ACTIVITIES
Capital Expenditures	(24,949)	(41,476)
Purchase of Revenue Producing Equipment	(35,677,537)	(36,555,657)
Payments on Leases	31,277,586	26,743,640
Initial Direct Costs Paid	(103,119)	(63,852)
Capital Improvements on Repossessions	(329,877)	(362,593)
Proceeds on Sale of Repossessed Assets	773,856	523,901
Customer Deposits Received	346,845	437,910

Net Cash Flows from Investing Activities	(3,737,195)	(9,318,127)

The accompanying notes are an integral part of the financial statements.

J&S LEASING, INC. AND KENESAW LEASING, INC.

COMBINED STATEMENTS OF CASH FLOWS

Years Ended December 31, 2003 and 2002

	2003	2002
FINANCING ACTIVITIES
Bank Overdraft	$(90,545)	$90,545
Net Borrowings on Lines of Credit	2,326,519	3,010,825

Net Cash Flows from Financing Activities	2,235,974	3,101,370

NET CHANGE IN CASH	437,271	(461,794)

CASH - beginning of year	-	461,794

CASH - end of year	$437,271	-

SUPPLEMENTAL SCHEDULE OF CASH FLOW INFORMATION
Interest Paid	$1,123,958	$1,244,558
Income Taxes Paid up to NBC	$2,964,464	$237,888
Lease Terminations Due to Repossessions	$3,448,908	$5,423,070
Repossessed Equipment Subsequently Leased	$3,749,086	$3,556,562

The accompanying notes are an integral part of the financial statements.

J&S LEASING, INC AND KENESAW LEASING, INC

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies and practices followed by the companies are as follows:

DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION - J&S Leasing, Inc. and Kenesaw Leasing, Inc., (the “companies”) were wholly-owned subsidiaries of National Bank of Commerce (“NBC”). J&S Leasing, Inc. is located in Knoxville and leases forklifts, heavy equipment and other machinery primarily to companies in the trucking and construction industry. Kenesaw Leasing, Inc. leases new and used equipment, fixtures and furnishings to owner-managed businesses. Kenesaw has offices in Knoxville, Nashville and Memphis.

Effective October 1, 2004, the companies were acquired in one transaction by FSGBank, N.A., the wholly-owned subsidiary of First Security Group, Inc. As a result, the financial statements for the companies have been combined and there were no significant intercompany transactions requiring elimination.

CASH - The companies maintain cash accounts at NBC which may at times exceed federally insured amounts.

PROPERTY AND EQUIPMENT - Property and equipment are stated at cost. Expenditures for repairs and maintenance are charged to expense as incurred and additions and improvements that significantly extend the lives of depreciable assets are capitalized. Upon sale or other retirement of depreciable property, the cost and accumulated depreciation are removed from the related accounts and any gain or loss is reflected in operations.

Depreciation is provided on the straight-line method based on the estimated useful lives of the properties.

LEASES - Lease receivables are carried at their estimated collectible amounts. Interest income on lease receivables is recognized using the interest method. Origination fees and costs are deferred and amortized as an adjustment of the yield over the life of the related lease.

Leases receivable are periodically evaluated for collectibility based on past credit history with customers and their current financial condition. Allowance for credit losses are determined on the basis of loss experience, known and inherent risks in the lease portfolio, the estimated value of the underlying collateral, and current economic conditions.

REPOSSESSIONS - When a lease becomes more than 60 days past due, the collateral for the lease is repossessed unless funds are to be received through other methods such as extended payment terms or debtor in possession. Upon repossession, the assets are recorded at fair value less cost to sell and are evaluated on a regular basis for changes in value.

CUSTOMER DEPOSITS - At lease origination, the company receives a security deposit which is held for the duration of the lease. At lease termination, the deposit is first applied to any outstanding amounts due, and the remainder is refunded to the customer.

EQUIPMENT HELD FOR LEASE - Prior to lease origination, the company purchases customer designated equipment. The equipment is stated at the lower of cost or market.

J&S LEASING, INC AND KENESAW LEASING, INC

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

INCOME TAXES - The companies account for income taxes under the provisions of SFAS 109, “Accounting for Income Taxes.” SFAS 109 requires companies to recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the companies’ financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect in the years in which the differences are expected to reverse. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized.

The companies are wholly-owned subsidiaries of a parent that files consolidated federal and state income tax returns. The companies periodically reimburse the parent for their portion of the parent’s consolidated federal and state tax liability.

ESTIMATES AND UNCERTAINTIES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

At December 31, 2003, the allowance for credit losses is a significant estimate, as it is reasonably possible that the estimate used will materially change within the next year.

PER SHARE DATA - Basic net income per share represents net income divided by the weighted average number of shares outstanding during the period. Diluted net income per share reflects additional shares that would have been outstanding if dilutive potential shares had been issued, as well as any adjustment to income that would result from the assumed issuance. As of December 31, 2003 and 2002, shares issued equaled weighted average shares during the periods.

ADVERTISING COSTS - Advertising costs are charged to operations when incurred and totaled $27,368 for 2003 and $22,218 for 2002.

NOTE 2 - LEASE RECEIVABLES

Lease receivables resulting from equipment lease arrangements with customers accounted for as direct financing leases consist of the following:

	2003	2002

Total Minimum Lease Payments to be Received	$65,894,412	$60,770,546
Unearned Income	(11,590,670)	(12,268,857)
Estimated Residual Value of Leased Property	3,357,360	3,381,588
Deferred Initial Direct Costs	302,122	296,722
	57,963,214	52,179,999
Allowance for Credit Losses	(949,266)	(772,476)
Net Investment in Lease Receivables	$57,013,958	$51,407,523

J&S LEASING, INC AND KENESAW LEASING, INC

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 2 - LEASE RECEIVABLE - continued

An analysis of the allowance of credit losses follows:

	2003	2002

Allowance for Credit Losses - beginning of year	$772,476	$1,070,436
Provision for Credit Losses	693,811	1,540,858
Leases Charged off	(560,020)	(1,891,869)
Recoveries of Leases	42,999	53,051
Allowance for Credit Losses - end of year	$949,266	$772,476

Leases contractually past due more than 90 days amounted to $1,308,386 and $558,384 of the leases receivable balance at December 31, 2003 and 2002, respectively.

Minimum lease receivables due from customers under direct financing leases as of December 31, 2003, for each of the next five years and in the aggregate are:

Year Ending
December 31, 2004	$25,122,880
December 31, 2005	$19,504,253
December 31, 2006	$12,479,294
December 31, 2007	$5,812,662
December 31, 2008	$2,040,366
Thereafter	$934,957

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following major classifications:

	2003	2002

Furniture and Equipment	$267,246	$282,089
Automobiles	35,944	35,944
	303,190	318,033
Accumulated Depreciation	(200,787)	(195,812)
	$102,403	$122,221

Depreciation expense totaled $45,002 for 2003 and $54,653 for 2002.

J&S LEASING, INC AND KENESAW LEASING, INC

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 4 - LINES OF CREDIT

The companies have lines of credit from NBC secured by the companies’ assets that provide for borrowings of up to $52,000,000 bearing interest, payable monthly, at LIBOR plus 1.5%. The lines of credit had an outstanding balance of $39,910,818 as of December 31, 2003 and $37,584,299 as of December 31, 2002. Upon acquisition by FSGBank, N.A., FSGBank, N.A., paid off the lines of credit outstanding. Subsequent to the acquisition, the Companies obtained lines of credit totaling $49,500,000 from FSGBank, N.A. bearing interest, payable monthly at LIBOR plus 1.5% which mature on November 1, 2005.

Interest expense totaled $1,123,958 for 2003 and $1,244,558 for 2002.

NOTE 5 - INCOME TAXES

The provision for income taxes consists of the following:

	2003	2002
Current Provision
Federal Income Tax	$1,582,600	$1,020,300
State Income Tax	324,000	208,600
	1,909,600	1,228,900
Deferred Provision	(83,500)	72,600
	$1,823,100	$1,301,500

A reconciliation of the tax computed at the statutory federal income tax rate with the companies’ provision for income taxes is as follows:

	2003	2002

Taxes at Federal Tax Rate	$1,619,900	$1,150,300
State Taxes on Income, net of Federal tax effect	205,300	144,900
Nondeductible Expenses	800	1,700
Other	(2,900)	4,600
	$1,823,100	$1,301,500

J&S LEASING, INC AND KENESAW LEASING, INC

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 5 - INCOME TAXES - continued

The tax effects of components of net deferred tax assets and liabilities are as follows:

	2003	2002
Deferred Tax Assets
Allowance for Credit Losses	$393,500	$333,200
Accrued Officer Incentive	105,700	72,500
	499,200	405,700
Deferred Tax Liabilities
Initial Direct Costs	129,600	127,200
Property and Equipment	18,100	10,500
	147,700	137,700

Net Deferred Tax Assets	$351,500	$268,000

NOTE 6 - LEASE OBLIGATIONS

The companies lease certain office space from a related party on a month-to-month basis and certain other office space and automobiles from other third parties under noncancelable operating leases. Future lease payments due under these leases with remaining terms in excess of one year as of December 31, 2003, are as follows:

Year Ending
December 31, 2004	$33,630
December 31, 2005	30,350
December 31, 2006	6,975
$70,955

Rent expense totaled $103,435 for 2003 and $99,481 for 2002.

NOTE 7 - RELATED PARTY TRANSACTIONS

Related party transactions listed below are transactions occurring with the companies’ parent, National Bancshares Corporation (NBC). The companies performed the majority of their banking transactions with NBC. At December 31, 2003, NBC had an equipment lease with Kenesaw Leasing. Due to NBC consists primarily of income tax payments owed to NBC, the consolidated taxpayer. Transactions and outstanding balances with NBC are summarized as follows:

J&S LEASING, INC AND KENESAW LEASING, INC

NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 7 - RELATED PARTY TRANSACTIONS - continued

	2003	2002

Cash Deposits	$437,271	$-
Bank Overdraft	$-	$90,545
Line of Credit	$39,910,818	$37,584,299
Interest Expense	$1,123,958	$1,244,558
Lease Receivable	$487,491	$-
Unearned Income	$88,469	$-
Customer Deposits	$9,949	$-
Interest Income	$44,863	$-
Due to NBC	$1,696,713	$2,754,760

NOTE 8 - SUBSEQUENT EVENT

Effective October 21, 2004, FSGBank, N.A., the wholly-owned subsidiary of First Security Group, Inc., entered into an Assignment and Assumption Agreement (the "Assignment") with Warren E. Payne and National Bank of Commerce, whereby FSGBank accepted assignment of the rights, and assumed the obligations and commitments of Mr. Payne under a Stock Purchase Agreement, dated October 21, 2004 (the "Stock Purchase Agreement"), between National Bank of Commerce and Mr. Payne. The transactions contemplated by the Stock Purchase Agreement closed October 21, 2004, with an effective date of October 1, 2004. Under the terms of the Assignment and Stock Purchase Agreement, FSGBank purchased 100% of the capital stock of Kenesaw Leasing, Inc. and J&S Leasing, Inc., both Tennessee corporations, from National Bank of Commerce. The purchase price was $13 million.